COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jan. 03, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Maxeon as a lessee
We lease certain facilities under non-cancellable operating leases from third parties. As of January 3, 2021 and December 29, 2019, future minimum lease payments for facilities under operating leases were $18.6 million and $28.3 million, respectively, to be paid over the remaining contractual terms of up to 6.2 years. We also lease certain buildings, machinery and equipment under non-cancellable finance leases. As of January 3, 2021 and December 29,
2019, future minimum lease payments for assets under finance leases were $1.6 million and $2.1 million, to be paid over the remaining contractual terms of up to 2.4 years and 3.4 years, respectively. Of the $1.6 million, $0.7 million is included in “Short-term debt” and $0.9 million is included in “Long-term debt” on the Consolidated and Combined Balance Sheets as of January 3, 2021.
We have disclosed quantitative information related to the lease contracts we have entered into as a lessee by aggregating the information based on the nature of the asset such that assets with similar characteristics and lease terms are shown within one single financial statement line item.
The table below presents the summarized quantitative information with regard to lease contracts we have entered into:

	Fiscal Year Ended
(In thousands)	January 3, 2021	December 29, 2019
Operating lease expense	$4,016	$5,119
Cash paid for amounts included in the measurement of lease liabilities
Cash paid for operating leases	$3,556	$5,259
Right-of-use assets obtained in exchange for lease obligations(1)	$4,791	$21,209
Weighted-average remaining lease term (in years) – operating leases	6.2	6.6
Weighted-average discount rate – operating leases	8.7%	9.0%
(1)Amounts for fiscal year 2019 included the transition adjustment for the adoption of ASC 842 and new ROU asset additions. See Note 2. Summary of Significant Accounting Policies.
The following table presents our minimum future rental payments on leases placed in service as of January 3, 2021:

(In thousands)	Operating Leases	Finance Lease
2021	$3,547	$703
2022	$2,767	$711
2023	$2,831	$196
2024	$2,847	$—
2025	$2,097	$—
Thereafter	$4,476	$—
Total lease payments	$18,565	$1,610
Less: imputed interest	$(4,037)	$(12)
Total	$14,528	$1,598
Maxeon as a lessor
We lease certain facilities under operating leases to third parties and an affiliate of SunPower. Some of these leases include an option to extend the lease either at the option of the lessees or upon mutual written agreement of both parties.
The following table presents our minimum future rental receivables on the operating leases as of January 3, 2021:

		Payments Due by Fiscal Year
(In thousands)	Total	2021	2022	2023	2024	2025	Thereafter
Minimum future rental receivable	$10,914	$2,623	$2,623	$2,623	$2,623	$422	$—
Purchase Commitments
We purchase raw materials for inventory and manufacturing equipment from a variety of vendors. During the normal course of business, in order to manage manufacturing lead times and help assure adequate supply, we enter into agreements with contract manufacturers and suppliers that either allow them to procure goods and services based on specifications defined by us, or that establish parameters defining our requirements. In certain instances, these agreements allow us the option to cancel, reschedule or adjust our requirements based on our business needs before firm orders are placed. Consequently, purchase commitments arising from these agreements are excluded from our disclosed future obligations under non-cancellable and unconditional commitments.
We also have agreements with several suppliers, including one of our non-consolidated investees, for the procurement of polysilicon, ingots, and wafers, as well as certain module-level power electronics and related equipment. The agreements specify future quantities and pricing of products to be supplied by one vendor for periods of up to 2 years and provide for certain consequences, such as forfeiture of advanced deposits and liquidated damages relating to previous purchases, in the event that we terminate the arrangements or fail to satisfy our obligations under the agreements.
Future purchase obligations under non-cancellable purchase orders and long-term supply and service agreements as of January 3, 2021 are as follows:

(In thousands)	Fiscal Year 2021	Fiscal Year 2022	Total(1)
Future purchase obligations	$214,845	$125,804	$340,649
(1)Total future purchase obligations comprised of $95.6 million related to non-cancellable purchase orders and $245.0 million related to long-term supply and service agreements.
We expect that all obligations related to non-cancellable purchase orders for manufacturing equipment will be recovered through future cash flows of the solar cell manufacturing lines and solar panel assembly lines when such long-lived assets are placed in service. Factors considered important that could result in an impairment review include significant under-performance relative to expected historical or projected future operating results, significant changes in the manner of use of acquired assets, and significant negative industry or economic trends. Obligations related to non-cancellable purchase orders for inventories match current and forecasted sales orders that will consume these ordered materials and actual consumption of these ordered materials is regularly compared to expected demand. We anticipate total obligations related to long-term supply agreements for inventories, some of which (in the case of polysilicon) are at purchase prices significantly above current market prices for similar materials available in the market, will be recovered because the quantities required to be purchased are expected to be utilized in the manufacture and profitable sale of solar power products in the future based on our long-term operating plans. Additionally, in order to reduce inventory and improve working capital, we have periodically elected to sell polysilicon inventory in the marketplace at prices below our purchase price, thereby incurring a loss. The terms of the long-term supply agreements are reviewed annually by us and we assess the need for any accruals for estimated losses on adverse purchase commitments, such as lower of cost or net realizable value adjustments that will not be recovered by future sales prices, forfeiture of advanced deposits and liquidated damages, as necessary.
Advances to Suppliers
As noted above, we have entered into agreements with various vendors, and such agreements with one of our vendors are structured as “take or pay” contracts, that specify future quantities and pricing of products to be supplied. Certain agreements also provide for penalties or forfeiture of advanced deposits in the event we terminate the arrangements. Under certain agreements, we were required to make prepayments to the vendors over the terms of the arrangements. As of January 3, 2021 and December 29, 2019, advances to suppliers totaled $92.9 million and $121.4 million, respectively, of which $43.7 million and $107.4 million are classified as “Advances to supplier, current portion” in our Consolidated and Combined Balance Sheets. One supplier accounted for 100% of total advances to suppliers as of January 3, 2021 and December 29, 2019.
Advances from Customers
The estimated utilization of advances from customers included within “Contract liabilities, current portion” and “Contract liabilities, net of current portion” on our Consolidated and Combined Balance Sheets as of January 3, 2021 is as follows:

(In thousands)	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024	Thereafter	Total(1)
Estimated utilization of advances from customers	$19,016	$33,075	$—	$—	$—	$52,091
(1) We have entered into other agreements with customers who have made advance payments for solar power products and systems. These advances will be applied as shipments of product occur. In November 2016, SunPower and Total entered into a four-year, up to 200 MW supply agreement to support the solarization of Total facilities (see Note 3. Net Parent Investment and Transactions with SunPower and Total and Total S.A.); in March 2017, we received a prepayment totaling $88.5 million. In February 2020, we entered into an amendment agreement with Total to extend the term of the contract to December 2025. As of January 3, 2021 and December 29, 2019, the advance payment from Total was $42.4 million and $53.0 million, respectively, of which $9.3 million and $17.6 million were classified as short-term in our Consolidated and Combined Balance Sheets, based on projected shipment dates.
Product Warranties
The following table summarizes the product warranty activities for fiscal years 2020 and 2019:

	Fiscal Year
(In thousands)	2020	2019
Balance at the beginning of the period	$37,065	$50,754
Accruals for warranties issued during the period	5,418	10,571
Settlements and adjustments during the period	(11,354)	(24,260)
Balance at the end of the period	$31,129	$37,065
Liabilities Associated with Uncertain Tax Positions
Total liabilities associated with uncertain tax positions were $18.1 million and $12.8 million as of January 3, 2021 and December 29, 2019, respectively. These amounts are included within “Other long-term liabilities” in our Consolidated and Combined Balance Sheets as they are not expected to be paid within the next 12 months. Due to the complexity and uncertainty associated with our tax positions, we cannot make a reasonably reliable estimate of the period in which cash settlement, if any, would be made for our liabilities associated with uncertain tax positions in Other long-term liabilities.
Defined Benefit Pension Plans
Prior to the Spin-off, SunPower maintained defined benefit pension plans for certain of our employees and they continue to be part of these pension plans after the Spin-off and the maintenance of such defined benefit pension plans has been transferred to the Company. Benefits under these plans are generally based on an employee’s years of service and compensation. Funding requirements are determined on an individual country and plan basis and are subject to local country practices and market circumstances. The funded status of the pension plans, which represents the difference between the benefit obligation and fair value of plan assets, is calculated on a plan-by-plan basis. We have elected to measure plan assets and benefit obligation using the month-end that is closest to our fiscal year-end. The benefit obligation and related funded status are determined using assumptions as of the end of each fiscal year. We recognize the overfunded or underfunded status of our pension plans as an asset or liability on our Consolidated and Combined Balance Sheets. As of January 3, 2021 and December 29, 2019, the underfunded status of our pension plans presented within “Other long-term liabilities” on our Consolidated and Combined Balance Sheets was $3.0 million. The impact of transition assets and obligations and actuarial gains and losses are recorded within “Accumulated other comprehensive loss” and are generally amortized as a component of net periodic cost over the average remaining service period of participating employees. We recorded a gain of $0.3 million for fiscal year 2020, a loss of $1.9 million for fiscal year 2019 and a gain of $1.6 million for fiscal year 2018 related to our benefit plans.
Our entity in Philippine has a tax qualified defined benefit plan covering its regular employees. Under the plan, all employees of the entity who have not reached the age of 60 are qualified and become automatically members of the plan.
The Fund is administered by a trustee bank, under a Trust Agreement, designated by the Philippine’s subsidiary acting through the Retirement Committee. The Trustee shall have administrative control over the management of the Fund, and shall be vested with all powers, authority and discretion necessary or expedient for that purpose, in addition to any express powers conferred by the Trust Agreement. The Trustee may adopt and prescribe such rules and regulations as are necessary for the efficient administration of the Fund, provided such are not inconsistent with the Rules and Regulations of the Retirement Plan.
Under the existing regulatory framework in Philippine, it requires a provision for retirement pay to qualified private sector employees in the absence of any retirement plan in the entity, provided however that the employee’s retirement benefits under any collective bargaining and other agreement shall not be less than those provided under the law. The law does not requirement minimum funding of the plan.
Indemnifications
In the ordinary course of business, the Company enters into contractual arrangements under which the Company may agree to indemnify a third party to such arrangement from any losses incurred relating to the services they perform on behalf of the Company or for losses arising from certain events as defined within the particular contract, which may include, for example, litigation or claims relating to past performance. Historically, payments made related to these indemnifications have been immaterial.
Similarly, the Company enters into contractual arrangements under which SunPower or other third parties agrees to indemnify the Company for certain litigation and claims to which we are a party. As the exposure related to these claims are directly attributable to the Company’s historical operations, the Company has recognized a receivable from SunPower in the amount of $1.9 million as of January 3, 2021, consistent with the Company’s recognition and measurement principles and assumptions. The Company has also separately recognized a receivable for the indemnity provided by Total of $1.1 million as of December 29, 2019. This receivable is recognized utilizing the same recognition and measurement principles and assumptions that were used to measure the liability. The receivable were received during the year. The receivable balances are recorded in “Prepaid expenses and other current assets” in the Consolidated and Combined Balance Sheets.
Legal Matters
We are a party to various litigation matters and claims that arise from time to time in the ordinary course of our business. While we believe that the ultimate outcome of such matters will not have a material adverse effect on us, their outcomes are not determinable and negative outcomes may adversely affect our financial position, liquidity, or results of operations. In addition, under the Separation and Distribution Agreement entered into with SunPower in connection with the Spin-off, SunPower indemnifies us for certain litigation claims to which certain of our subsidiaries are named the defendant or party. The liabilities related to these legal claims and an offsetting receivable from SunPower are reflected on our Consolidated and Combined Balance Sheets as of January 3, 2021 and December 29, 2019. Please refer to Note 3. Net Parent Investment and Transactions with SunPower and Total and Total S.A